SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2005

               ONSOURCE CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	000-50470	84-1561463
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

1444 Wazee Street, Suite 210, Denver, Colorado 80202
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (720) 946-6440

________________________________________________
(Former name or former address, if changed since last report)
ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(c)	Exhibit

Filed herewith pursuant to Item 304(a)(3) of Regulation S-B under the Securities Exchange Act of 1934, as amended, is the letter of Schumacher & Associates, Inc., former independent auditors to the Company.

Item	Title

16.0	Letter of Schumacher & Associates, Inc., dated June 15, 2005, former independent auditors to the Company

SIGNATURE

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
ONSOURCE CORPORATION
Date: June 23, 2005	By: /s/ Steven S. Porter Steven S. Porter, Chief Executive Officer